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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                             ----------------
                                 FORM 8-K


               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 31, 1996

                    McDonnell Douglas Corporation
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        (Exact Name of Registrant as Specified in its Charter)


   Maryland                       1-3685            43-0400674
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State or Other Jurisdiction     (Commission      (IRS Employer
of Incorporation)                File Number)    Identification No.)


Post Office Box 516, St. Louis, Missouri                63166-0516
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(Address of Principal Executive Offices)                (Zip Code)




                          (314) 232-0232
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                   Registrant's Telephone Number























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         INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.


A summary of the Registrant's third quarter financial results is filed as an exhibit hereto and is incorporated herein in accordance with General Instruction F to Form 8-K.

                                 EXHIBITS


Exhibit No.

    12 Computations of Earnings to Fixed Charges for Nine Months Ended September 30, 1996 and 1995
    99           Summary of McDonnell Douglas Corporation's
                 Third Quarter Financial Results










                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             MCDONNELL DOUGLAS CORPORATION




October 31, 1996             By:  /s/ Steven N. Frank
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  (Date)                         Steven N. Frank
                                 Vice President, Associate General Counsel
                                 and Secretary